                                                                   EXHIBIT 10.30

                                AMENDMENT NO. 4

           ODYSSEY AMERICA REINSURANCE CORPORATION 401(K) EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended, effective January 1, 2000 as follows.

     By adding the following paragraph to the end of the PARTICIPATION section of Article II:

     Each employee who was a Participant under the TIG Holdings, Inc. Diversified Savings and Profit Sharing Restoration Plan on December 31, 1996 shall continue to be a Participant if he is still an Eligible Employee on January 1, 2000, and his entry date under that prior plan is deemed to be his entry date under this plan.

     By adding the following to the end of the definition of ACCOUNT in the DEFINITIONS SECTION of Article I:

     A Participant's Account shall include amounts directly transferred to this plan from the TIG Holdings, Inc. Diversified Savings and Profit Sharing Restoration Plan.

     This amendment is made an integral part of the aforesaid Plan and is controlling over the terms of said Plan with respect to the particular items addressed expressly herein. All other provisions of the Plan remain unchanged and controlling.

     Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of any benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) started above, shall be determined according to the provisions of the aforesaid Plan as in effect on the day before he became an Inactive Participant.

     Signing this amendment, the Employer, as plan sponsor, has made the decision to adopt this plan amendment. The Employer is acting in reliance on its own discretion and on the legal and tax advice of its own advisors, and not that of any member of the Principal Financial Group or any representative of a member company of the Principal Financial Group.

Signed this 30th day of December 2000.

ODYSSEY AMERICA REINSURANCE CORPORATION

By: /s/
    ----------------------------------------------
    Title:

                                  AMENDMENT NO. 3

                 ODYSSEY REINSURANCE CORPORATION 401(K) EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

     Effective January 1, 2000,

        by striking the following:

        Title Page...............................  Page 8
        Page 3...................................  Page 9
        Page 5...................................
        Page 6...................................

     and substituting the following:

        Title Page...............................  Page 8
        Page 3...................................  Page 9
        Page 5...................................
        Page 6...................................

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     Unless otherwise stated on any page of this amendment, eligibility for any benefits and the amount of such benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the Plan as in effect on the day before he became an Inactive Participant.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 31st day of December, 1999.

ODYSSEY AMERICA REINSURANCE CORPORATION        ODYSSEY REINSURANCE CORPORATION

By /s/                                         By /s/
                                               ---------------------------------------------
---------------------------------------------
    Title: Senior Vice President               Title: Senior Vice President

                       AMEND. NO. 3 PAGE DTD. 01-01-2000

                     ODYSSEY AMERICA INSURANCE CORPORATION

                               401(K) EXCESS PLAN

Nonqualified Retirement Plan 7.5
Effective September 1, 1004

                       AMEND. NO. 3 PAGE DTD. 01-01-2000

                               TABLE OF CONTENTS


INTRODUCTION................................................

ARTICLE I -- DEFINITIONS....................................

ARTICLE II -- PARTICIPATION.................................

ARTICLE III -- CONTRIBUTIONS................................

Section 3.01 -- Employer Contributions......................

Section 3.02 -- Allocation..................................

ARTICLE IV -- INVESTMENT OF CONTRIBUTIONS...................

ARTICLE V -- BENEFITS.......................................

Section 5.01 -- Retirement Benefits.........................

Section 5.02 -- Death Benefits..............................

Section 5.03 -- Disability Benefits.........................

Section 5.04 -- Termination Benefits........................

ARTICLE VI -- DISTRIBUTION OF BENEFITS......................

Section 6.01 -- Automatic Forms of Distribution.............

Section 6.02 -- Optional Forms of Distribution..............

Section 6.03 -- Election Procedures.........................

ARTICLE VII -- GENERAL PROVISIONS...........................

Section 7.01 -- Amendments..................................

Section 7.02 -- Provisions Relating to the Insurer and Other
  Parties...................................................

Section 7.03 -- Employment Status...........................

Section 7.04 -- Rights to Plan Assets.......................

Section 7.05 -- Nonalienation of Benefits...................

Section 7.06 -- Construction................................

Section 7.07 -- Legal Actions...............................

Section 7.08 -- Word Usage..................................

PLAN EXECUTION..............................................

                       AMEND. NO. 3 PAGE DTD. 01-01-2000

                                   ARTICLE I

                             FORMAT AND DEFINITIONS

     ACCOUNT means, for a Participant, his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

     (a)   Salary Deferred Contributions.

     (b)   Matching Contributions.

     (c)   Discretionary Contributions.

     A Participant's Account shall be reduced by any distribution of his Account. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the investment arrangement.

     ANNUAL COMPENSATION means, on any given date, the Employee's Compensation for the latest Compensation Year ending on or before the given date.

     BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death.

     BENEFIT DATE means, for a Participant, the first day of the first period for which an amount of benefit is payable to him under this Plan. See Article V -- BENEFITS.

     CODE means the Internal Revenue Code of 1988, as amended.

     COMPENSATION means the total earnings paid or made available to an Employee by the Employer during any specific period.

     COMPENSATION YEAR means each one-year period ending on December 31.

     CONTRIBUTIONS means

     Salary Deferral Contributions
     Matching Contributions
     Discretionary Contributions

as set out in Article III, unless the context clearly indicates otherwise.

     ELIGIBLE EMPLOYEE means any Employee of the Employer earning above the IRS Compensation limit, indexed annually.

                       AMEND. NO. 3 PAGE DTD. 01-01-2000

     EMPLOYEE means an Individual who is employed by the Employer.

     EMPLOYER means ODYSSEY AMERICA REINSURANCE CORPORATION.

     ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See Article -- II PARTICIPATION.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

     INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Trustee or Employer.

     INVESTMENT FUND means the total assets held for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan.

     The Investment Fund is not held for the exclusive benefit of Participants or their Beneficiaries.

     MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

     NORMAL FORM means a single life annuity with installment refund.

     PARTICIPANT means an Eligible Employee who is actively participating in the Plan.

     PLAN means the nonqualified retirement plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the person or persons who administer the Plan. The Plan Administrator is the Employer.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Data.

     QUALIFIED PLAN means ODYSSEY AMERICA REINSURANCE CORPORATION RESTATED PROFIT SHARING PLAN.

     REENTRY DATE means the date a former Participant reenters the Plan. See
Article II -- PARTICIPATION.

     RETIREMENT DATE means the first day of the month on or after the date the Participant meets the following requirement(s):

     (a)   He has ceased to be an Employee.

     (b)   He has attained age 65.

                       AMEND. NO. 3 PAGE DTD. 01-01-2000

                                   ARTICLE II

                                 PARTICIPATION

     An Employee shall first become a Participant (begin active participation in the Plan) on the earliest date on or after September 1, 1994, on which he is an Eligible Employee. This date is his Entry Date.

     A former Participant shall again become a Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

     A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and the value of his Account is zero.

                       AMEND. NO. 3 PAGE DTD. 01-01-2000

                                  ARTICLE III

                                 CONTRIBUTIONS

SECTION 3.01 -- EMPLOYER CONTRIBUTIONS.

     Employer Contributions for each Plan Year will be equal to the Employer Contributions as described below.

     (a) Salary Deferral Contributions. The amount of each Salary Deferral Contribution for a Participant shall be equal to any percentage (not more than 10% reduced by any percentage deferred under the Qualified Plan) of his Compensation for the pay period as elected in his or her deferral agreement. An Employee who is eligible to participate in the Plan may file a deferral agreement with the Employer. The deferral agreement to start Salary Deferral Contributions may be effective on a Participant's Entry Data (Reentry Date, if applicable) or any following date. The Participant shall make any change or terminate the deferral agreement by filling a new deferral agreement. A Participant's deferral agreement making a change may be effective on any date a deferral agreement to start Salary Deferral Contributions could be effective. A Participant's deferral agreement to stop Salary Deferral Contributions may be effective on any date.

     The deferral agreement must be in writing and effective before the beginning of the pay period in which Salary Deferral Contributions are to start, change or stop.

     Salary Deferral Contributions may include contributions the Employee would have made to the Qualified Plan of the Employer under its contribution formula but for the additional restrictions imposed by such plan to meet the qualification requirements of the Internal Revenue Code.

     (b) Matching Contributions. The amount of each Matching Contribution made by the Employer for a Participant shall be equal to 66.67% of the Participant's Salary Deferral Contributions for the pay period.

     However, Salary Deferral Contributions in excess of 6% of Compensation reduced by any percentage matched under the Qualified Plan will not be matched.

     Matching Contributions may include contributions the Employer would have made to the Qualified Plan of the Employer under its contribution formula but for the additional restrictions imposed by such plan to meet the qualification requirements of the Internal Revenue Code.

     (c) Discretionary Contributions. The amount of each Discretionary Contribution made by the Employer for the Participant shall be determined by the Employer.

SECTION 3.02 -- ALLOCATION.

     The following Contributions for each Plan Year shall be allocated among all eligible persons:

     Discretionary Contributions

                                AMENDMENT NO. 2

           SKANDIA AMERICA REINSURANCE CORPORATION 401(K) EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended, effective May 31, 1996, as provided below:

     By striking the words "SKANDIA AMERICA REINSURANCE CORPORATION 401(k) EXCESS PLAN" and substituting the words "ODYSSEY REINSURANCE CORPORATION 401(k) EXCESS PLAN".

     By striking the definition of EMPLOYER in the DEFINITIONS SECTION of
Article I and substituting the following:

     EMPLOYER means Odyssey Reinsurance Corporation.

     By striking the definition of QUALIFIED PLAN in the DEFINITIONS SECTION of
Article I and substituting the following:

     QUALIFIED PLAN means Odyssey Reinsurance Corporation Restated Profit Sharing Plan.

     The provisions and conditions set forth in this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 19th day of December, 1997.

ODYSSEY REINSURANCE CORPORATION

By: /s/ Donald L. Smith
    ----------------------------------------------
    Title: VP, General Counsel &
           Corporate Secretary

                                AMENDMENT NO. 1

           SKANDIA AMERICA REINSURANCE CORPORATION 401(K) EXCESS PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

     Effective January 1, 1995,

        by striking the following:

        Page 3...............................
        Page 5...............................
        Page 8...............................

        and substituting the following:

        Page 3...............................
        Page 5...............................
        Page 8...............................

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 19th day of April, 1996.

SKANDIA AMERICA REINSURANCE CORPORATION

By: /s/
    -------------------------------------------------
    Title: Sr. Vince President, General Counsel
           and Corporate Secretary

                                  INTRODUCTION

     The Employer is establishing a nonqualified, defined contribution employees' retirement plan which has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan under the Internal Revenue Code of 1986, including any later amendments to the Code. The Employer agrees to operate the plan according to the terms, provisions and conditions set forth in this document.

     Any funds accumulated for purposes of providing benefits under this plan are fully available to satisfy the claims of the Employer's creditors. Participants have no greater rights with regard to such fund than any other general creditor of the Employer.

     ELIGIBLE EMPLOYEE means any Employee who meets the following requirement(s):

     He is in or above salary grade 14.

     EMPLOYEE means an individual who is employed by the Employer.

     EMPLOYER means SKANDIA AMERICA REINSURANCE CORPORATION.

     ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See Article II -- PARTICIPATION.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

     INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Trustee or Employer.

     INVESTMENT FUND means the total assets held for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan.

     The Investment Fund is not held for the exclusive benefit of Participants or their Beneficiaries.

     MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

     NORMAL FORM means a single life annuity with installment refund.

     PARTICIPANT means an Eligible Employee who is actively participating in the Plan.

     PLAN means the nonqualified retirement plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the person or persons who administer the Plan. The Plan Administrator is the Employer.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

     QUALIFIED PLAN means SKANDIA AMERICA REINSURANCE CORPORATION RESTATED PROFIT SHARING PLAN.

                        AMEND. NO. 1 TO PAGE DTD. 1-1-95

                                   ARTICLE II

                                 PARTICIPATION

SECTION 2.01 -- PARTICIPATION.

     An Employee shall first become a Participant (begin active participation in the Plan) on the earliest date on or after September 1, 1994, on which he is an Eligible Employee. This date is his Entry Date.

     A former Participant shall again become a Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

     A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and the value of his Account is zero.

SECTION 2.02 -- ADOPTING EMPLOYERS -- SINGLE PLAN.

     Each of the employers controlled by or affiliated with the Employer and listed below is an Adopting Employer. Each Adopting Employer listed below participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing. An Adopting Employer has no rights or privileges under this Plan.

     If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the Entry Date for any of its employees who have met the requirements in the PARTICIPATION SECTION of
ARTICLE II as of that date. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer, or the Employer shall not be considered an interruption of service.

     Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer.

     An employer shall not be an Adopting Employer is it ceases to be controlled by or affiliated with the Employer. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list below.

                               ADOPTING EMPLOYERS

NAME                                                          FISCAL YEAR END   DATE OF ADOPTION
----                                                          ---------------   ----------------
SKANDIA AMERICA CORPORATION.................................    December 31      January 1, 1995
SKANDIA INVESTMENT MANAGEMENT, INC..........................    December 31     November 1, 1994

                    SKANDIA AMERICA REINSURANCE CORPORATION

                               401(K) EXCESS PLAN

Nonqualified Retirement Plan 7.5
Effective September 1, 1994

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

INTRODUCTION................................................    3

ARTICLE I DEFINITIONS.......................................    4

ARTICLE II PARTICIPATION....................................    7

ARTICLE III CONTRIBUTIONS...................................    8

Section 3.01 Employer Contributions.........................    8

Section 3.02 Allocation.....................................    9

ARTICLE IV INVESTMENT OF CONTRIBUTIONS......................   10

ARTICLE V BENEFITS..........................................   11

Section 5.01 Retirement Benefits............................   11

Section 5.02 Death Benefits.................................   11

Section 5.03 Disability Benefits............................   11

Section 5.04 Termination Benefits...........................   11

ARTICLE VI DISTRIBUTION OF BENEFITS.........................   12

Section 6.01 Automatic Forms of Distribution................   12

Section 6.02 Optional Forms of Distribution.................   12

Section 6.03 Election Procedures............................   12

ARTICLE VII GENERAL PROVISIONS..............................   14

Section 7.01 Amendments.....................................   14

Section 7.02 Provisions Relating to the Insurer and Other
  Parties...................................................   14

Section 7.03 Employment Status..............................   14

Section 7.04 Rights to Plan Assets..........................   15

Section 7.05 Nonalienation of Benefits......................   15

Section 7.06 Construction...................................   15

Section 7.07 Legal Actions..................................   15

Section 7.08 Word Usage.....................................   16

PLAN EXECUTION..............................................   17

                                  INTRODUCTION

     The Employer is establishing a nonqualified, defined contribution employees' retirement plan which has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan under the Internal Revenue Code of 1986, including any later amendments to the Code. The Employer agrees to operate the plan according to the terms, provisions and conditions set forth in this document.

     Any funds accumulated for purposes of providing benefits under this plan are fully available to satisfy the claims of the Employer's creditors. Participants have no greater rights with regard to such fund than any other general creditor of the Employer.

                                   ARTICLE I

                                  DEFINITIONS

     ACCOUNT means, for a Participant, his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

     (a)   Salary Deferral Contributions.

     (b)   Matching Contributions.

     (c)   Discretionary Contributions.

     A Participant's Account shall be reduced by any distribution of his Account. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the investment arrangement.

     ANNUAL COMPENSATION means, on any given date, the Employee's Compensation for the latest Compensation Year ending on or before the given date.

     BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death.

     BENEFIT DATE means, for a Participant, the first day of the first period for which an amount of benefit is payable to him under this Plan. See Article V -- BENEFITS.

     CODE means the Internal Revenue Code of 1986, as amended.

     COMPENSATION means the total earnings paid or made available to an Employee by the Employer during any specified period.

     COMPENSATION YEAR means each one-year period ending on December 31.

     CONTRIBUTIONS means

       Salary Deferral Contributions
       Matching Contributions
       Discretionary Contributions

as set out in Article III, unless the context clearly indicates otherwise.

     ELIGIBLE EMPLOYEE means any Employee of the Employer who meets the following requirement(s):

        He is in or above salary grade 14.

     EMPLOYEE means an individual who is employed by the Employer.

     EMPLOYER means SKANDIA AMERICA REINSURANCE CORPORATION.

     ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See Article II -- PARTICIPATION.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

     INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Trustee or Employer.

     INVESTMENT FUND means the total assets held for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan.

     The Investment Fund is not held for the exclusive benefit of Participants or their Beneficiaries.

     MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

     NORMAL FORM means a single life annuity with installment refund.

     PARTICIPANT means an Eligible Employee who is actively participating in the Plan.

     PLAN means the nonqualified retirement plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the person or persons who administer the Plan. The Plan Administrator is the Employer.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

     QUALIFIED PLAN means SKANDIA AMERICA REINSURANCE CORPORATION RESTATED PROFIT SHARING PLAN.

     REENTRY DATE means the date a former Participant reenters the Plan. See
Article II -- PARTICIPATION.

     RETIREMENT DATE means the first day of the month on or after the date the Participant meets the following requirement(s):

     (a)   He has ceased to be an Employee.

     (b)   He has attained age 65.

     TOTALLY AND PERMANENTLY DISABLED means that a Participant is disabled to the extent he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration, pursuant to Code Section 72(m)(7).

     TRUST means an agreement of trust between the Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan.

     TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund.

     TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

     VESTED ACCOUNT means the part of a Participant's Account in which he has a vested interest. The Participant's Vested Account is equal to his Account.

     YEARLY DATE means September 1, 1994, and each following January 1.

                                   ARTICLE II

                                 PARTICIPATION

     An Employee shall first become a Participant (begin active participation in the Plan) on the earliest date on or after September 1, 1994, on which he is an Eligible Employee. This date is his Entry Date.

     A former Participant shall again become a Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

     A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and the value of his Account is zero.

                                  ARTICLE III

                                 CONTRIBUTIONS

SECTION 3.01 -- EMPLOYER CONTRIBUTIONS.

     Employer Contributions for each Plan Year will be equal to the Employer Contributions as described below.

     (a) Salary Deferral Contributions. The amount of each Salary Deferral Contribution for a Participant shall be equal to percentage (not more than 10% reduced by any percentage deferred under the Qualified Plan) of his Compensation for the pay period as elected in his or her deferral agreement. An Employee who is eligible to participate in the Plan may file a deferral agreement with the Employer. The deferral agreement to start Salary Deferral Contributions may be effective on a Participant's Entry Date (Reentry Date, if applicable) or any following date. The Participant shall make any change or terminate the deferral agreement by filing a new deferral agreement. A Participant's deferral agreement making a change may be effective on any date a deferral agreement to start Salary Deferral Contributions could be effective. A Participant's deferral agreement to stop Salary Deferral Contributions may be effective on any date.

       The deferral agreement must be in writing and effective before the beginning of the pay period in which Salary Deferral Contributions are to start, change or stop.

       Salary Deferral Contributions may include contributions the Employee would have made to the Qualified Plan of the Employer under its contribution formula but for the additional restrictions imposed by such plan to meet the qualification requirements of the Internal Revenue Code.

     (b) Matching Contributions. The amount of each Matching Contribution made by the Employer for a Participant shall be equal to 50% of the Participant's Salary Deferral Contributions for the pay period.

       However, Salary Deferral Contributions in excess of 6% of Compensation reduced by any percentage matched under the Qualified Plan will not be matched.

       Matching Contributions may include contributions the Employer would have made to the Qualified Plan of the Employer under its contribution formula but for the additional restrictions imposed by such plan to meet the qualification requirements of the Internal Revenue Code.

     (c) Discretionary Contributions. The amount of each Discretionary Contribution made by the Employer for the Participant shall be determined by the Employer.

SECTION 3.02 -- ALLOCATION.

     The following Contributions for each Plan Year shall be allocated among all eligible persons:

     Discretionary Contributions

The eligible persons are all Participants who the Employer determines are eligible for an allocation for the Plan Year. The amount allocated to such a person shall be determined below.

     The following Contributions for each Plan Year shall be allocated to each Participant for whom such Contributions were made under the EMPLOYER CONTRIBUTIONS SECTION of Article III:

    Salary Deferral Contributions
    Matching Contributions

These Contributions shall be allocated when made and credited to the Participant's Account.

                                   ARTICLE IV

                          INVESTMENT OF CONTRIBUTIONS

     All Contributions are forwarded by the Employer to the Trustee to be deposited in the Trust Fund.

     Investment of Contributions is governed by the provisions of the Trust and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust or other funding arrangement, the Participant, with the consent of the Trustee, shall direct the Contributions to any of the accounts available under the Trust and may request the transfer of assets resulting from those Contributions between such accounts. A Participant may not direct the Trustee to invest the Participant's Account in collectibles. To the extent that a Participant does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust in the same manner as the undirected Accounts of all other Participants. The Accounts of all inactive Participants may be segregated and invested separately from the Accounts of all other Participants.

     The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made and changes in the value of the assets held in the Trust Fund. The Account of a Participant shall be credited with its share of the gains and losses of the Trust Fund. That part of a Participant's Account invested in a funding arrangement which establishes an account or accounts for such Participant thereunder shall be credited with the gain or loss from such account or accounts. That part of a Participant's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.

                                   ARTICLE V

                                    BENEFITS

SECTION 5.01 -- RETIREMENT BENEFITS.

     On a Participant's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of Article VI. This date shall be a Participant's Benefit Date.

SECTION 5.02 -- DEATH BENEFITS.

     If a Participant dies before his Retirement Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article
VI. This date shall be a Participant's Benefit Date.

SECTION 5.03 -- DISABILITY BENEFITS.

     If a Participant becomes Totally and Permanently Disabled before his Retirement Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI. This date shall be a Participant's Benefit Date.

SECTION 5.04 -- TERMINATION BENEFITS.

     A Participant will receive a distribution of his Vested Account if he ceases to be an Employee before his Retirement Date, provided he has not again become an Employee. This date shall be a Participant's Benefit Date.

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01 -- AUTOMATIC FORMS OF DISTRIBUTION.

     The automatic form of benefit payable to or on behalf of a Participant is determined by his irrevocable election of benefits.

SECTION 6.02 -- OPTIONAL FORMS OF DISTRIBUTION.

     An election of an optional form of benefit shall be made by the Participant (see the ELECTION PROCEDURES SECTION of Article VI).

     (a) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivorship percentages of 50, 66 2/3 or 100; and fixed period annuities for any period of whole months which is not less than 60 nor more than 360. The Participant may also elect to receive his Vested Account in a single-sum payment.

       Election of an optional form is subject to the election provisions of
       Article VI.

     (b) The optional forms of death benefit are a single-sum payment and any annuity that is an optional form of retirement benefit.

     (c) The optional forms of termination benefit are a single lump sum payment or a three-year fixed period payout.

SECTION 6.03 -- ELECTION PROCEDURES.

     The Participant or Beneficiary shall make an irrevocable election of benefits under this section in writing 90 days prior to the date of distribution. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made.

     (a) Retirement Benefits. A Participant may elect his Beneficiary and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.

     (b) Death Benefits. A Participant may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.

       If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

                                  ARTICLE VII

                               GENERAL PROVISIONS

SECTION 7.01 -- AMENDMENTS.

     The Employer may amend this Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject.

SECTION 7.02 -- PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

     The obligations of an Insurer shall be governed solely by the provisions of the funding arrangement. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the funding arrangement. See the CONSTRUCTION SECTION of this article.

     Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

     Such Insurer, issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator or the Trustee have the authority to act in any particular manner or to make any contract or agreement.

     Until notice of any amendment or termination of this Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 7.03 -- EMPLOYMENT STATUS.

     Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 7.04 -- RIGHTS TO PLAN ASSETS.

     No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions.

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries or spouse of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Plan Administrator, the Trustee, the Insurer, and the Employer arising under or by virtue of the Plan.

SECTION 7.05 -- NONALIENATION OF BENEFITS.

     Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary or spouse. A Participant, Beneficiary or spouse does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in ERISA Act Section 206(d), or any domestic relations order entered before January 1, 1985.

SECTION 7.06 -- CONSTRUCTION.

     The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

     In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 7.07 -- LEGAL ACTIONS.

     The Plan, the Plan Administrator and the Trustee are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 7.08 -- WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

     By executing this Plan, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.

     Executed this 28 day of October, 1994.

                                        SKANDIA AMERICA REINSURANCE CORPORATION

                                        By: /s/
                                           -------------------------------------
                                            Title: Senior Vice President,
                                                   General Counsel/Corporate
                                                   Secretary